SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                ---------------


                                   FORM 8-K/A



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report: (Date of earliest even reported): December 12, 1994


                              CORNING INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

New York                           1-3247                    16-0393470
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)


One Riverfront Plaza, Corning, New York                            14831
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code: (607) 974-9000

Item 7. Financial Statements.

On October 9, 1994, Corning Incorporated ("Corning") filed a Current Report on Form 8-K, in connection with the acquisition of Moran Research Labs (d/b/a Bioran Medical Laboratory) in a pooling of interests transaction.

Pursuant to Regulation S-X, Corning is filing herewith Moran Research Labs' historical financial statements as of and for the nine months ended September 30, 1994, and audited historical financial statements as of and for the year ended December 31, 1993.

Financial Statements of Business Acquired:

Moran Research Labs

  Financial Statements, September 30, 1994

    Balance Sheet at September 30, 1994

    Statement of Income for the nine months ended September 30, 1994 and 1993

    Statement of Retained Earnings for the nine months ended September 30, 1994 and 1993

    Statement of Cash Flows for the nine months ended September 30, 1994 and
    1993

    Notes to Financial Statements

  Financial Statements, December 31, 1993

    Independent Auditors' Report

    Balance Sheet at December 31, 1993

    Statement of Income for the year ended December 31, 1993

    Statement of Retained Earnings for the year ended December 31, 1993

    Statement of Cash Flows for the year ended December 31, 1993

    Notes to Financial Statements

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  CORNING INCORPORATED
                                  Registrant


                                  By: /s/ Kathy A. Asbeck
                                      -------------------
                                      Kathy A. Asbeck
                                      Assistant Controller

                              MORAN RESEARCH LABS



                              FINANCIAL STATEMENTS


             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994 and 1993

                              MORAN RESEARCH LABS


                                 BALANCE SHEET

                               SEPTEMBER 30, 1994


                                     ASSETS

 Current Assets
   Cash ....................................................$    386,805
   Accounts Receivable-Trade, net of reserves
     of $7,982,933 .........................................  10,193,433
   Other Current Assets ....................................     910,488

         Total Current Assets ..............................  11,490,726

 Property and Equipment, Net
   (Note 1) ................................................   7,422,081

 Other Assets ..............................................     247,393


 TOTAL ASSETS ..............................................$ 19,160,200


                      LIABILITIES AND STOCKHOLDERS' EQUITY


 Current Liabilities
   Accounts Payable - Trade ................................$    551,956
   Accrued Payroll .........................................     717,427
   State Income Taxes Payable ..............................     398,531
   Other Accrued Liabilities ...............................     277,017
   Deferred State Income Tax Liabilities
     (Notes 1 and 2) .......................................     508,700

           Total Current Liabilities .......................   2,453,631

 Stockholders' Equity
   Common Stock - No Par
     Authorized 500 Shares, 274 Shares
       Issued and Outstanding ..............................      32,800
   Retained Earnings .......................................  16,673,769

           Total Stockholders' Equity ......................  16,706,569


 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ................$ 19,160,200




                       See Notes to Financial Statements

                              MORAN RESEARCH LABS


                              STATEMENTS OF INCOME

             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994 and 1993



                                                     1994          1993

   Revenues:
     Net Sales .................................$ 49,806,274  $ 46,775,338
     Interest and Dividend Income ..............       1,471         6,245
     Non-Operating Gains .......................      27,240        83,301

         Total Revenue .........................  49,834,985    46,864,884

   Costs and Expenses:
     Cost of Revenues ..........................  15,988,899    15,031,719
     Selling, General and Administrative
       Expenses ................................   7,717,055     6,957,761
     Provision for Bad Debts ...................   3,109,659     2,822,953
     Other .....................................     108,379        87,087

         Total Costs and Expenses ..............  26,923,992    24,899,520


   Income from Continuing Operations before
     Income Taxes ..............................  22,910,993    21,965,364

     State Income Taxes (Note 1 and 2) .........   1,231,000     1,147,900

   Income from Continuing Operations ...........  21,679,993    20,817,464

   Loss from Discontinued Operations (Net of
     State Income Tax Benefit of $120,000)
     (Note 7) ..................................           -   ( 1,890,203)



   NET INCOME ..................................$ 21,679,993  $ 18,927,261












                       See Notes to Financial Statements

                              MORAN RESEARCH LABS


                        STATEMENTS OF RETAINED EARNINGS

             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994 and 1993



                                                   1994           1993


  Retained Earnings - Beginning ..............$  25,070,947  $  24,278,061

     Net Income ..............................   21,679,993     18,927,261

     Distributions:

       Cash .................................. ( 22,533,427)  ( 19,024,605)

       Tangible Property (Notes 1, 5 and 7) .. (  7,543,744)             -


  RETAINED EARNINGS - ENDING .................$  16,673,769  $  24,180,717























                       See Notes to Financial Statements

                              MORAN RESEARCH LABS


                            STATEMENTS OF CASH FLOWS

             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994 and 1993


                                                     1994          1993

  CASH FLOWS FROM OPERATING ACTIVITIES

    Net Income .................................$ 21,679,993  $ 18,927,261
    Non-Cash Items Included in Net Income:
         Depreciation and Amortization .........     853,806       818,992
         Provision for Bad Debts ...............   3,109,659     2,822,953
         Other .................................     108,379        82,656
    Changes in:
         Accounts Receivable - Trade ........... ( 3,267,203)  ( 3,012,654)
         Other Current Assets ..................   1,167,202       247,829
         Other Assets .......................... (    10,609)  (     1,293)
         Accounts Payable - Trade ..............     350,640        51,793
         Accrued Payroll and Other Current
          Liabilities...........................     462,796   (   267,876)
         Deferred State Income Tax Liabilities.. (   177,800)  (    97,500)
         State Income Taxes Payable.............     398,531             -

    Net Cash Flows From Operating Activities ...  24,675,394    19,572,161


  CASH FLOWS USED IN INVESTING ACTIVITIES

    Proceeds from Sale of Property and Equipment      68,949        35,250
    Decrease in Net Assets of Discontinued
      Operations ...............................           -       992,064
    Purchase of Property and Equipment ......... ( 2,170,403)  ( 1,983,978)

    Net Cash Flows Used In Investing Activities. ( 2,101,454)  (   956,664)


  CASH FLOWS USED IN FINANCING ACTIVITIES

    Distributions to Shareholders .............. (22,533,427)  (19,024,605)


    Increase (Decrease) in Cash ................      40,513   (   409,108)

    Cash - January 1, ..........................     346,292       643,939

    CASH - SEPTEMBER 30, .......................$    386,805  $    234,831





                       See Notes to Financial Statements

                              MORAN RESEARCH LABS


                         NOTES TO FINANCIAL STATEMENTS

                          SEPTEMBER 30, 1994 AND 1993


  Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

           Business Activities

           Moran Research Labs (the "Company"), doing business as Bioran Medical Laboratory, performs pathological and analytical tests for the medical profession in the New England area. Prior to January 1, 1994, the Company had operated a hotel (The Snow Inn Resort) and restaurant (Thompson's Clam Bar), located in Harwichport, Massachusetts. These operations, which are totally unrelated to the Company's clinical laboratory business, were spun-off to the Company's shareholders on January 1, 1994 pursuant to a plan adopted in July 1993.

           Interim Financial Statements

           The accompanying balance sheet at September 30, 1994 and the statements of income, retained earnings and cash flows for the nine months ended September 30, 1994 and 1993 are unaudited.
           In the opinion of management, these unaudited financial state-ments include all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation of the results of operations and financial position for the respective interim periods. The results of operations for the nine months ended September 30, 1994 are not necessarily indicative of the results to be expected for the full year.

           Property and Equipment

           Property and equipment are recorded at cost. Depreciation is computed using both straight-line and accelerated methods over the estimated useful lives of the assets which range from 3 to 40 years. Major classifications of property and equipment at September 30, 1994 are as follows.

              Leasehold Improvements ...............$   5,733,637
              Equipment and Fixtures ...............    5,189,294
              Motor Vehicles .......................      739,326

              Property and Equipment, at cost.......   11,662,257

              Less:  Accumulated Depreciation....... (  4,240,176)

              Property and Equipment, Net ..........$   7,422,081

           Depreciation expense for the nine months ended September 30, 1994 and 1993 amounted to $ 750,261 and $ 715,447, respectively.

           Revenue Recognition

           The Company recognizes revenue upon completion of the testing process. Billings for service under third party payor programs, including Medicare and Medicaid, are recorded as sales net of allowances for differences between amounts billed and the estimated receipts under such programs. Adjustments to the estimated receipts, based on final settlement with the third party payors, are recorded upon settlement.

           Income Taxes

           The Company has elected to be taxed under subchapter S of the Internal Revenue Code. Accordingly, the Company is not subject to and therefore has not provided for any Federal income taxes as the stockholders are taxed on their proportionate share of the Company's taxable income.

           On March 2, 1989, the Company became a Massachusetts Business Trust pursuant to a tax free reorganization under Internal Revenue Code section 368(a)(1)(F). This reorganization did not affect the Company's S corporation status for Federal income tax purposes, but does subject the Company to Massachusetts state income taxes. Therefore, a provision for state income taxes is included in these financial statements.

           In 1992, the Company adopted Financial Accounting Standard
           No. 109, "Accounting for Income Taxes" (FAS 109), which requires an asset and liability approach to accounting for income taxes. Under this method, state deferred tax assets and liabilities are recognized for the expected future tax consequences of differences between the carrying amounts of assets and liabil-ities and their respective tax bases using enacted tax rates in effect for the year in which the difference are expected to reverse. Under FAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period in which the change is enacted.

           Cash and Cash Equivalents

           The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

  Note 2 - STATE INCOME TAXES

           The provision for income taxes from continuing operations
           is summarized as follows:
                                                     Nine Months Ended
                                                        September 30,
                                                     1994          1993

             Income from Continuing Operations
               before State Income Taxes .......$ 22,910,993  $ 21,965,364

             State Income Taxes:

               Currently Payable ...............  1,408,800      1,245,400
               Deferred ........................ (  177,800)   (    97,500)

                       Total ...................$ 1,231,000   $  1,147,900

           For income tax purposes the Company prepares its tax return using the cash basis of accounting. The deferred state income tax liability of $508,700 and $493,000 at September 30, 1994 and 1993, respectively, results from the cash to accrual basis adjustments.


  Note 3 - PROFIT SHARING PLAN

           The Company sponsors a profit-sharing plan covering all of its employees. Contributions, which totaled $230,000 and $205,000 for the nine months ended September 30, 1994 and 1993, respectively, are determined by a vote of the Board of Directors. The Company files annual plan registration and insurance information with the Internal Revenue Service, in compliance with requirements established by the Employee Retirement Income Security Act of 1974.


  Note 4 - RELATED PARTY TRANSACTIONS

           The Company's stockholders own several other businesses, principally involved in the real estate and food distribution industries. The Company leases certain real estate from one of these entities, the S.A. Fennell Limited Partnership. Rental payments to this partnership for each of the nine months ended September 30, 1994 and 1993 totaled $630,000. The other entities operate independently of the Company.


  Note 5 - SUPPLEMENTARY DISCLOSURE OF CASH FLOW INFORMATION

           Non-cash financing activities during 1994 consisted of the spin-off of the net assets ($7,543,744) of the Company's non-clinical laboratory operations effective January 1, 1994.

           During the nine months ended September 30, 1994 and 1993 income taxes paid were $587,378 and $990,491, respectively.

  Note 6 - LEASE COMMITMENTS

           Minimum rental commitments under noncancellable operating leases outstanding at September 30, 1994 are:

                      1995 .................  $  197,905
                      1996 .................     130,518
                      1997 .................      76,519
                      1998 .................      37,704
                      1999 .................      16,248

           Operating lease rental expense for the nine months ended September 30, 1994 and 1993 amounted to $1,018,067 and $905,412, respectively, including $630,000 paid to related parties in each year (see Note 4). In addition to its corporate facilities located in Cambridge, Massachusetts, the Company maintains satellite operations throughout the New England area. Many of these facilities are leased through tenant-at-will arrangements.


  Note 7 - DISCONTINUED OPERATIONS

           Effective January 1, 1994 the Company spun-off its non-clinical laboratory operations to its shareholders, pursuant to a plan adopted in July 1993. These non-clinical laboratory operations (restaurant and hotel) have been accounted for as discontinued operations in the 1993 financial statements in accordance with the provisions of Accounting Principles Board Opinion No. 30. Sales, loss from operations, income tax benefit and net loss associated with these discontinued operations for the nine months ended September 30, 1993 are listed below:

                Sales ..............................$ 2,718,248

                Loss from Operations before
                  Income Tax Benefit ...............  2,010,203

                Income Tax Benefit .................    120,000

                Net Loss from Discontinued
                  Operations .......................$ 1,890,203


           The net loss from the measurement date through September 30, 1993 was $259,737.

  Note 8 - SUBSEQUENT EVENTS

           On September 8, 1994 the Company entered into an acquisition agreement and plan of reorganization whereby all of the shares of the Company were acquired by Corning Incorporated ("Corning"), a New York business corporation, for 5,960,967 shares of Corning common stock, in a transaction to be accounted for as a pooling of interest. This transaction was completed on October 9, 1994.

           In October 1994, in connection with the acquisition and plan of reorganization, the Company acquired the real property owned by the S.A. Fennell Limited Partnership and leased by the Company for use in its clinical laboratory operations (see Note 4) in exchange for 8.41 shares of its common stock. The number of shares issued was based upon the estimated fair value of the properties.

             MORAN RESEARCH LABS



            FINANCIAL STATEMENTS


     FOR THE YEAR ENDED DECEMBER 31, 1993

                      INDEPENDENT AUDITORS' REPORT




   To the Board of Directors
   Moran Research Labs
   415 Massachusetts Avenue
   Cambridge, MA  02139

   We have audited the accompanying balance sheet of Moran Research Labs (A Massachusetts Business Trust) as of December 31, 1993, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsi-bility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Moran Research Labs (A Massachusetts Business Trust) at December 31, 1993 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                            /s/ Leverone & Company







   November 10, 1994

                          MORAN RESEARCH LABS


                             BALANCE SHEET

                         AT DECEMBER 31, 1993


                                     ASSETS

  Current Assets
    Cash ....................................................$    346,292
    Accounts receivable-trade, net of reserves
      of $7,359,824 .........................................  10,035,889

    Prepaid Insurance .......................................     633,879
    Prepaid State Income Taxes ..............................     422,891
    Other Current Assets ....................................   1,020,920
                                                             ------------
          Total Current Assets ..............................  12,459,871
                                                              ------------
  Property and Equipment, Net
    (Note 1) ................................................   6,179,267
                                                             ------------
  Other Assets
    Net Assets of Discontinued Operations (Notes 1 and 7) ....  7,543,744
    Other Assets ............................................     340,329
                                                             ------------
          Total Other Assets ................................   7,884,073
                                                             ------------
  TOTAL ASSETS ..............................................$ 26,523,211
                                                             ============


                      LIABILITIES AND STOCKHOLDERS' EQUITY


  Current Liabilities
    Accounts Payable - Trade ................................$    201,316
    Accrued Payroll .........................................     488,415
    Other Accrued Liabilities ...............................      43,233
    Deferred State Income Tax Liabilities (Notes 1 and 2) ...     686,500
                                                             ------------
            Total Current Liabilities .......................   1,419,464
                                                             ------------
  Stockholders' Equity
    Common Stock - No Par
      Authorized 500 Shares, 274 Shares
      Issued and Outstanding ................................      32,800
    Retained Earnings .......................................  25,070,947
                                                             ------------
            Total Stockholders' Equity ......................  25,103,747
                                                             ------------

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ................$ 26,523,211
                                                             ============

               See Accompanying Notes to the Financial Statements

                              MORAN RESEARCH LABS


                              STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1993




   Revenues:
     Net Sales ............................................$ 62,642,628
     Interest and Dividend Income .........................       8,755
     Non-Operating Gains ..................................      79,574
                                                           ------------
         Total Revenue ....................................  62,730,957
                                                           ------------
   Costs and Expenses:
     Cost of Revenues .....................................  20,851,709
     Selling, General and Administrative
       Expenses ...........................................   9,169,051
     Provision for Bad Debts ..............................   3,818,624
     Other ................................................      87,087
                                                           ------------
         Total Costs and Expenses .........................  33,926,471
                                                           ------------

   Income from Continuing Operations before Income Taxes ..  28,804,486
                                                           ------------
     State Income Taxes (Notes 1 and 2) ...................   1,729,800
                                                           ------------
   Income from Continuing Operations ......................  27,074,686

   Loss from Discontinued Operations (Net of State
     Income Tax Benefit of $290,300) (Note 7) ............. ( 4,445,849)
                                                           ------------


   NET INCOME .............................................$ 22,628,837
                                                           ============













            See Accompanying Notes to the Financial Statements

                         MORAN RESEARCH LABS


                  STATEMENT OF RETAINED EARNINGS

               FOR THE YEAR ENDED DECEMBER 31, 1993




    Retained Earnings - Beginning .........................$ 24,278,061

       Net Income .........................................  22,628,837

       Distributions ...................................... (21,835,951)
                                                           ------------
    RETAINED EARNINGS - ENDING ............................$ 25,070,947
                                                           ============




































            See Accompanying Notes to the Financial Statements

                       MORAN RESEARCH LABS


                     STATEMENT OF CASH FLOWS

              FOR THE YEAR ENDED DECEMBER 31, 1993



   CASH FLOWS FROM OPERATING ACTIVITIES

     Net Income ...........................................$ 22,628,837
     Non-Cash Items Included in Net Income:
          Depreciation and Amortization ...................   1,133,075
          Provision for Bad Debts .........................   3,818,624
          Other ...........................................      86,001
     Changes in:
          Accounts Receivable - Trade ..................... ( 4,391,099)
          Prepaid Insurance and Other Current Assets ...... (   914,070)
          Other Assets .................................... (     1,292)
          Accounts Payable - Trade ........................ (    56,346)
          Accrued Payroll and Other Current Liabilities ... (    51,336)
          Deferred State Income Taxes .....................      96,000
                                                           ------------
     Net Cash Flows From Operating Activities .............  22,348,394
                                                           ------------

   CASH FLOWS USED BY INVESTING ACTIVITIES

     Proceeds from Sale of Property and Equipment .........      39,350
     Decrease in Net Assets of Discontinued Operations ....   1,898,565
     Purchase of Property and Equipment ................... ( 2,748,005)
                                                           ------------
     Net Cash Flows Used by Investing Activities .......... (   810,090)
                                                           ------------

   CASH FLOWS USED BY FINANCING ACTIVITIES

     Distributions to Shareholders ........................ (21,835,951)
                                                           ------------

     Decrease in Cash ..................................... (   297,647)
                                                            ------------
     Cash-Beginning of Year ...............................     643,939
                                                           ------------
     CASH-END OF YEAR .....................................$    346,292
                                                           ============







          See Accompanying Notes to the Financial Statements

                      MORAN RESEARCH LABS


                NOTES TO FINANCIAL STATEMENTS

                       DECEMBER 31, 1993


  Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

           Business Activities

           Moran Research Labs (the "Company"), doing business as Bioran Medical Laboratory, primarily performs pathological and analytical tests for the medical profession in the New England area. In addition, the Company operates a hotel (The Snow Inn Resort) and restaurant (Thompson's Clam Bar), located in Harwichport, Massachusetts. These operations are totally unrelated to the Company's clinical laboratory business.

           In July of 1993, the Company adopted plans to spin-off the operations of The Snow Inn Resort and Thompson's Clam Bar, effective January 1, 1994 (see Note 7).

           Property and Equipment

           Property and equipment are carried at cost. Depreciation is provided using both straight-line and accelerated methods over the estimated useful lives of the assets which range from 3 to 40 years. Major classifications of property and equipment are as follows.

              Leasehold Improvements .................$  4,483,197
              Equipment and Fixtures .................   8,541,299
              Motor Vehicles .........................   1,430,592

              Property and Equipment, at cost ........  14,455,088

              Less:  Accumulated Depreciation ........ ( 8,275,821)

              Property and Equipment, Net ............$  6,179,267

           Depreciation expense for the year ended December 31, 1993 amounted to $995,015.

           Revenue Recognition

           The Company recognizes revenue upon completion of the testing process. Billings for service under third party payor programs, including Medicare and Medicaid, are recorded as sales net of allowances for differences between amounts billed and the estimated receipts under such programs. Adjustments to the estimated receipts, based on final settlement with the third party payors, are recorded upon settlement.

           Income Taxes

           The Company has elected to be taxed under subchapter S of the Internal Revenue Code. Accordingly, the Company is not subject to nor has it provided for any Federal income taxes as the stockholders are taxed on their proportionate share of the Company's taxable income.

           On March 2, 1989, the Company became a Massachusetts Business Trust pursuant to a tax free reorganization under Internal Revenue Code section 368(a)(1)(F). This reorganization did not affect the Company's S corporation status for Federal income tax purposes, but does subject the Company to Massachusetts state income taxes. Therefore, a provision for state income taxes is included in these financial statements.

           In 1992, the Company adopted Financial Accounting Standard
           No. 109, "Accounting for Income Taxes" (FAS 109), which requires an asset and liability approach to accounting for income taxes. Under this method, state deferred tax assets and liabilities are recognized for the expected future tax consequences of differences between the carrying amounts of assets and liabil-ities and their respective tax bases using enacted tax rates in effect for the year in which the difference are expected to reverse. Under FAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period in which the change is enacted.

           Cash and Cash Equivalents

           The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.


  Note 2 - STATE INCOME TAXES

           The provision for income taxes from continuing operations is summarized as follows:

               Income from Continuing Operations
                 before State Income Taxes ...........$ 28,804,486

               State Income Taxes:

                 Currently Payable ...................   1,633,800
                 Deferred ............................      96,000

                         Total .......................$  1,729,800

           For income tax purposes the Company prepares its tax return using the cash basis of accounting. The deferred state income tax liability of $686,500 results from the cash to accrual basis adjustments.

  Note 3 - PROFIT SHARING PLAN

           The Company sponsors a profit-sharing plan covering all of its employees. Contributions, which totaled $278,232 for 1993, are determined by a vote of the Board of Directors. The Company files annual plan registration and insurance information with the Internal Revenue Service, in compliance with requirements established by the Employee Retirement Income Security Act of 1974.


  Note 4 - RELATED PARTY TRANSACTIONS

           The Company's stockholders own several other businesses, principally involved in the real estate and food distribution industries. The Company leases certain real estate from one of these entities, the S.A. Fennell Limited Partnership. Rental payments to this partnership for 1993 totaled $840,000. The other entities operate independently of the Company.


  Note 5 - SUPPLEMENTARY DISCLOSURE OF CASH FLOW INFORMATION

           During the year ended December 31, 1993, income taxes paid were $2,014,591.


  Note 6 - LEASE COMMITMENTS

           Minimum rental commitments under noncancellable operating leases outstanding at December 31, 1993 are:

                      1994 .................$ 188,956
                      1995 .................  162,541
                      1996 .................  102,727
                      1997 .................   54,332
                      1998 .................   33,279
                      1999 .................   10,153

           Operating lease rental expense for 1993 amounted to $1,225,388, including $840,000 paid to related parties (see
           Note 4). In addition to its corporate facilities located in Cambridge, Massachusetts, the Company maintains satellite operations throughout the New England area. Many of these facilities are leased through tenant-at-will arrangements.

  Note 7 - DISCONTINUED OPERATIONS

           During July 1993, the Company adopted plans (effective
           January 1, 1994) to spin-off its non-clinical laboratory operations to its shareholders. These non-clinical laboratory operations (restaurant and hotel) have been accounted for as discontinued operations in accordance with the provisions of Accounting Principles Board Opinion No. 30. Sales, loss from operations, income tax benefit and net loss associated with these discontinued operations for the year ended December 31, 1993 are listed below:

                Sales ..............................$  2,791,627

                Loss from Operations before
                  Income Tax Benefit ...............   4,736,149

                Income Tax Benefit .................     290,300

                Net Loss from Discontinued
                  Operations .......................$  4,445,849


           The loss from the measurement date through December 31, 1993 was $2,815,383. The net assets of the discontinued operations consist of assets of $7,740,000 (principally fixed assets) and liabilities of $196,256.


  Note 8 - SUBSEQUENT EVENTS

           On September 8, 1994 the Company entered into an acquisition agreement and plan of reorganization whereby all of the shares of the Company were acquired by Corning Incorporated ("Corning"), a New York business corporation, for 5,960,967 shares of Corning common stock, in a transaction to be accounted for as a pooling of interest.

           In connection with the acquisition and plan of reorganization, the Company acquired the real property owned by the S.A. Fennell Limited Partnership and leased by the Company for use in its clinical laboratory operations (see Note 4) in exchange for 8.41 shares of its common stock. The number of shares issued was based upon the estimated fair value of the properties.

CORNING INCORPORATED
Index to Exhibits

Exhibit          Description
23               Consent of Leverone & Company, certified public accountants


                                                                      Exhibit 23

                    CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

As certified public accountants, we hereby consent to the incorporation in Corning's Current Report on Form 8-K/A of our report dated November 10, 1994 on the financial statements of Moran Research Labs as of and for the year ended December 31, 1993.





/s/ LEVERONE & COMPANY
Billerica, Massachusetts
December 12, 1994